CuriosityStream Appoints Veteran Media Finance Executive
Sean Piche as Chief Financial Officer
Appointment comes as Curi enters next phase of growth following record financial performance
Silver Spring, Md. – CuriosityStream Inc. (Nasdaq: CURI), a leading global factual entertainment media company, today announced the appointment of Sean Piche, CPA, as Chief Financial Officer, effective September 1, 2026. Piche will report directly to CuriosityStream President and CEO Clint Stinchcomb.
Piche joins CuriosityStream at a pivotal stage in the company’s growth, following record second-quarter financial results and increased full-year guidance for both revenue and adjusted EBITDA. In the second quarter, CuriosityStream reported revenue of $23.2 million, up 22% year over year; record net income of $8.9 million; and record adjusted EBITDA of $11.4 million, up 276% year over year.
With a mission to satisfy the world’s curiosity through premium video and audio that inspires, informs and entertains, CuriosityStream has built a durable and increasingly profitable business generating more than $80 million in annualized revenue and more than $20 million in annualized adjusted EBITDA. From its foundation as a direct-to-consumer subscription service, CuriosityStream has expanded into a diversified media and content business spanning global streaming, distribution and traditional content licensing, while rapidly growing the licensing of premium video, audio and other proprietary content and data for AI training and related applications.
Piche will oversee CuriosityStream’s global finance organization and play a central role in shaping the financial strategy for the company’s next phase of growth, including capital allocation, strategic partnerships and initiatives designed to drive sustainable growth and long-term shareholder value.
“CuriosityStream has entered an important new phase,” said Clint Stinchcomb, President and CEO of CuriosityStream. “We have built a durable, profitable business, delivered the strongest quarterly financial performance in our history and raised our full-year outlook for both revenue and adjusted EBITDA. Sean’s experience is exceptionally well suited to where CuriosityStream is today and where we intend to go. He brings deep media and public-company expertise, an operator’s mindset and significant transactional experience. As we scale our core businesses, capitalize on the rapidly expanding opportunities in AI and traditional licensing and evaluate the full range of opportunities to create shareholder value, Sean is the right financial leader to help drive CuriosityStream’s next stage of growth.”

Piche brings 30 years of finance and accounting experience across media, entertainment, technology and telecommunications, spanning emerging-growth businesses and some of the world’s largest public media and entertainment companies. His career combines senior operating leadership with extensive public-company finance, capital markets and transaction expertise.
Most recently, Piche provided CFO services to growth-stage companies, where he led finance operations, supported the development of new revenue streams and arranged financing to support strategic growth initiatives. Previously, he was a Partner and Global Media & Entertainment Co-Leader at CFGI and spent a decade as a Partner in Ernst & Young’s Financial Accounting Advisory Services practice. During his tenure at EY, he advised leading media and entertainment companies on complex accounting matters, transactions, financial reporting and finance transformation, including Comcast NBCUniversal, Paramount Skydance, SiriusXM, Warner Bros. Discovery and Warner Music Group.
Earlier in his career, Piche held senior finance roles at NBCUniversal and Viacom, with responsibility for financial reporting, technical accounting and accounting operations. He began his career at EY in its Audit and Transaction Advisory Services practices, providing financial due diligence and transaction-structuring support to private equity firms and corporate acquirers. Piche is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Binghamton University.
“CuriosityStream has built a distinctive portfolio of premium intellectual property and demonstrated the ability to create value from those assets across an expanding range of businesses and technologies,” said Piche. “Joining the company at a time of record financial performance, growing profitability and expanding opportunities in AI and traditional licensing is especially exciting. I look forward to working with Clint and the leadership team to build on that momentum, maintain disciplined capital allocation and financial execution, and help drive sustained profitable growth and long-term shareholder value.”
Piche succeeds Brady Hayden, who is departing the company.
“I also want to thank Brady for his many contributions to CuriosityStream,” Stinchcomb said. “His leadership helped put the company in the strong financial position we are in today, and we are grateful for everything he has done for CuriosityStream.”

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations regarding future financial performance, capital allocation, growth opportunities, and execution of its strategy. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts—including statements concerning possible or assumed future actions, business strategies, events, or results of operations—are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts,” “intends,” or similar expressions.

Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026, and in CuriosityStream’s other SEC filings. Forward-looking statements speak only as of the date they are made, and CuriosityStream expressly disclaims any obligation to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes references to a financial measure, Adjusted EBITDA, that is not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our use of non-GAAP financial measures, such as Adjusted EBITDA, has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP.

We use non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance. We exclude the following items from net income to calculate Adjusted EBITDA: interest and other income (expense), provision for income taxes, depreciation and non-content amortization, loss/(gain) on the change in fair value of our warrants, equity interests loss (gain), impairment of goodwill, intangible assets and content assets, restructuring charges and stock-based compensation.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.

For a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measure, see Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on August 12, 2026.

About CuriosityStream Inc.

CuriosityStream Inc. (Nasdaq:CURI) is the entertainment brand for people who want to know more. The global media company is home to award-winning original and curated factual films, shows, and series covering science, nature, history, technology, society, and lifestyle. CuriosityStream is also a leading provider of AI model training datasets, leveraging one of the world's largest and most valuable rights cleared media corpora. The company's portfolio spans millions of hours of premium video and audio, 880 billion tokens of production-grade code rich with developer context, and dozens of bespoke datasets created with proprietary content intelligence tools. CuriosityStream's data licensing partnerships enable leading technology companies to train and fine-tune generative, agentic, and physical AI systems that will power the next era of infrastructure and enterprise capabilities.

CuriosityStream also reaches millions of subscribers worldwide, operating the flagship Curiosity Stream SVOD service; Curiosity Channel, the linear television channel available via global distribution partners; Curiosity University, featuring talks from the best professors at the world's most renowned universities as well as courses, short and long-form videos, and podcasts; Curiosity Now, Curiosity History, Curiosity Animals, Curiosity Explora, and other free, ad-supported channels; Curiosity Audio Network, with original content and podcasts; and Curiosity Studios, which oversees original programming. For more information, visit CuriosityStream.com.

Contacts:

Media
Vanessa Gillon
vanessa.gillon@curiositystream.com

Investor Relations
Brett Maas
IR@CuriosityStream.com